SUBSCRIPTION BOOKLET

FOR THE PURCHASE OF

COMMON STOCK

OF

KAL ENERGY, INC.,
a Delaware corporation

(Non-U.S. Subscribers Only)

PLEASE CAREFULLY REVIEW AND FOLLOW THE “INSTRUCTIONS
TO SUBSCRIBERS” IMMEDIATELY FOLLOWING THIS COVER PAGE

KAL ENERGY, INC.
93-95 Gloucester Place
London, W1U 6JQ
UNITED KINGDOM
Telephone: +44 (0)20 7487 8426
Fax: +44 (0)20 7487 8402

INSTRUCTIONS TO SUBSCRIBERS

In order to confirm and complete your subscription to purchase shares of Common Stock of KAL Energy, Inc., a Delaware corporation
(the “Company”), the following instructions need to be complied with:

1	Complete TWO (2) copies of the attached Subscription Agreement.
2

All placement particulars have already been completed for you based on the information you have previously supplied the Company. This includes the summary information on the top right hand corner of the front page, and all the subscribers’ details on the Signature Page (pg. 9).

3

Ensure you INITIAL ALL the relevant investorcategories in section C of the Signature Page (pg. 9). You must be an investor who qualifies as a “non-U.S. persons” to be eligible to purchase Shares from the Company pursuant to this Subscription Agreement.

4	Ensure all necessary SIGNATURES are recorded in section E of the Signature Page (pg. 9).
5	FAX OR E-MAILa scanned copy of the ENTIRE document to: +44 20 7487 8402 or info@kalenergyinc.com
6	Send BOTH ORGINALS to: KAL ENERGY, INC. Attn: Jorge Nigaglioni 93-95 Gloucester Place London, W1U 6JQ UNITED KINGDOM Tel: +44 (0)20 7487 8426

Please note that incomplete documents will be returned to subscribers for completion. If you have any questions about completion of the documents, please contact Jorge Nigaglioni of KAL ENERGY, Inc. at +44 (0) 20 7487 8426. Should you need copies of the Company’s SEC Filings referred to in Section 5 of the attached Subscription Agreement, please contact Jorge Nigaglioni, the Chief Financial Officer of the Company, at +44 (0)20 7487 8426 and copies will be provided to you free of charge.

KAL Energy Subscription Agreement Instructions - Feb 2008

Name of Investor:
Contact Person:
Telephone Number:
Fax Number:
Purchase Price: US$

KAL ENERGY, INC.,
a Delaware corporation

SUBSCRIPTION AGREEMENT

TO: KAL ENERGY, INC.
Attn: Jorge Nigaglioni
93-95 Gloucester Place
London, W1U 6JQ
UNITED KINGDOM

The undersigned (“Subscriber”), on the terms and conditions herein set forth, tenders this subscription to KAL Energy, Inc., a Delaware corporation (the “Company”), and hereby offers to purchase a specified number of shares of Common Stock of the Company (the “Shares”) as provided herein (the “Subscription”).

1. Subscription.

(a) Subject to the terms and conditions hereof, Subscriber hereby tenders this Subscription (herein so called) to purchase that certain number of Shares of the Company set forth opposite Subscriber’s name on the signature page hereto for a purchase price of US$0.15 per Share contemporaneous with the delivery of an executed copy of this Subscription Agreement (the “Subscription Agreement”) as required by the “Instructions to Subscribers” accompanying this Subscription Agreement.

(b) Subscriber hereby tenders payment of the total purchase price of the Shares (the “Purchase Price”) to the Company. The Subscription is irrevocable and shall be made by delivery of this Subscription Agreement to the Company.

(c) Upon the prior approval of the Company’s Board of Directors, in its sole discretion, the Company shall pay a fee equal to 7.0% of the Purchase Price to the party who identified Subscriber, advised the Company of Subscriber, and, upon the Company’s request, introduced the Company to Subscriber.

2. Acceptance of Agreement. The Company proposes to issue up to 66,666,667 shares of its common stock to non-U.S. subscribers for an aggregate maximum purchase price of $10,000,000.00.  The Company shall have the right to accept or reject this Subscription, in whole or in part, in its sole and absolute discretion. In addition, the Company shall have the right to reject this Subscription Agreement if it believes for any reason that Subscriber is not a “non-U.S. person” within the meaning of Regulation S (“Regulation S”) promulgated by the Securities Act of 1933, as amended (the “Securities Act”). This Subscription Agreement shall be deemed to be accepted by the Company only when the Company executes the Subscription Agreement in the space provided. Upon execution of this Subscription Agreement by the Company, the Company will forward a fully executed copy of same to Subscriber’s address as set forth on the signature page hereof.

KAL Energy Subscription Agreement Instructions - Feb 2008

3. Closing: Conditions to Closing.

(a) Time and Place of Closing. Subject to Section 3(b) below, the closing of the sale and purchase of the Shares and the payment by Subscriber of the Purchase Price therefor shall take place in the offices of the Company on such date and at such time as shall be selected by the Company (the “Closing”).

(b) Subscriber’s Conditions to Closing. Subscriber’s obligations hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions:

(i) Performance of the Company. The Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

(c) Company’s Conditions to Closing. The Company’s obligations hereunder are subject to acceptance by the Company of the Subscription, and to the fulfillment, prior to or at the Closing, of each of the following conditions:

(i) Representations and Warranties. The representations and warranties of the Subscriber contained in this Agreement shall be true and correct at the Closing.

(ii) Proceedings and Documents. The Company and Stradling Yocca Carlson & Rauth, its counsel, shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

(iii) Contribution. The Company shall have received from Subscriber the Purchase Price.

4. Representation as to Investor Status. In order for the Company to offer and sell the Shares in compliance with Regulation S of the Securities Act the information set forth on the signature page hereto must be obtained regarding your investor status.

5. Other Representations and Warranties of Subscriber. Subscriber hereby represents and warrants to the Company as follows:

(a) Subscriber acknowledges and agrees that the offer and sales of the Shares have not been registered under the Securities Act and the Shares may not be offered or sold in the United States or to a “U.S. Person” as defined in Exhibit A attached hereto (“U.S. Person”) for at least a one (1) year period commencing on the date of the purchase (the “Restricted Period”) except pursuant to a registration statement which has been declared effective under Section 5 of the Securities Act unless an exemption from the registration requirements of the Securities Act is available. Subscriber acknowledges and agrees that the certificates evidencing the Shares will contain a legend setting forth the foregoing restriction.

(b) Subscriber acknowledges and agrees that any offer or sale in the United States or to a U.S. Person after expiration of the Restricted Period will be made in accordance with the requirements of the Securities Act. In that regard, any such offer or sale will be registered under the Securities Act or will be made pursuant to an exemption from such registration requirements. Subscriber hereby confirms that it is acquiring the Shares for investment purposes and not with a view to the distribution of the Shares.

KAL Energy Subscription Agreement Instructions - Feb 2008

(c) The Shares are being acquired for Subscriber’s own account for investment, with no present intention of distributing or selling any portion thereof within the meaning of the Securities Act, and will not be transferred by Subscriber in violation of the Securities Act or the then applicable rules or regulations thereunder. No one other than Subscriber has any interest in or any right to acquire the Shares. Subscriber understands and acknowledges that the Company will have no obligation to recognize the ownership, beneficial or otherwise, of such Shares by anyone but Subscriber.

(d) Subscriber’s financial condition is such that Subscriber is able to bear the risk of holding the Shares for an indefinite period of time and the risk of loss of Subscriber’s entire investment in the Company.

(e) Subscriber has had the opportunity to review the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2007 (the “10-K”), and the other filings made by the Company with the United States Securities and Exchange Commission (the “SEC”) from time-to-time including, without limitation, the risk factors included in the 10-K (the “SEC Filings”).

(f) The Company has made available all additional information which Subscriber has requested in connection with the Company and its representatives, and Subscriber has been afforded an opportunity to make further inquiries of the Company and its representatives and the opportunity to obtain any additional information (to the extent the Company has such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of information contained in the SEC Filings.

(g) No representations or warranties have been made to Subscriber by the Company, or any representative of the Company. Subscriber expressly acknowledges that it has made its own investigation regarding the Company and is not relying on any other information regarding the Company other than as may be set forth in the SEC Filings and such information as may have been provided to Subscriber in writing to verify the accuracy of information contained in the SEC Filings pursuant to Section 5(f) above.

(h) Subscriber has investigated the acquisition of the Shares to the extent Subscriber deemed necessary or desirable and the Company has provided Subscriber with any assistance Subscriber has requested in connection therewith.

(i) Subscriber has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect thereto.

(j) Subscriber agrees that the Company may refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S pursuant to registration under the Securities Act and qualification under the securities laws of all applicable states, or pursuant to an exemption from such registration or qualification requirements.

(k) Subscriber acknowledges that Subscriber is purchasing the Shares without being furnished any offering literature or prospectus other than the SEC Filings and this Subscription Agreement.

KAL Energy Subscription Agreement Instructions - Feb 2008

(l) Subscriber is not, and, to Subscriber’s knowledge after making due inquiry, no person who owns a controlling interest in or otherwise controls Subscriber is, (i) listed on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control (“OFAC”), United States Department of the Treasury, and/or on any other similar list (collectively, the “Lists”) maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation of the United States; or (ii) a person (a “Designated Person”) either (A) included within the term ‘designated national’ as defined in the United States Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (B) designated under Sections 1(a), 1(b), 1(c) or 1(d) of Executive Order No. 13224, 66 Fed. Reg. 49079 (published September 25, 2001) or similarly designated under any related enabling legislation or any other similar Executive Orders of the United States.

(m) Subscriber requires, and has taken reasonable measures to ensure compliance with the requirement, that no person who owns any other direct interest in Subscriber is or shall be listed on any of the Lists or is or shall become a Designated Person.

(n) Subscriber has taken such measures as are required by the laws of the United States to assure that funds invested by Subscriber in the Company are derived from legal sources.

(o) Neither Subscriber nor, to the actual knowledge of Subscriber after making due inquiry, any holder of a direct or indirect interest in Subscriber (i) is under investigation by any United States governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities or other money laundering predicate crimes, or any violation of any United States bank secrecy laws, (ii) has been assessed civil penalties under any United States anti-money laundering laws, or (iii) has had any of its funds seized or forfeited in an action under any United States anti-money laundering laws.

(p) Subscriber has taken such measures as are required by applicable law to ensure that Subscriber is in material compliance with all current and future United States anti-money laundering laws and all current and future United States laws, regulations and government guidance for the prevention of terrorism, terrorist financing and drug trafficking.

(q) Subscriber has full power and authority to make the representations referred to herein, to purchase the Shares and to execute and deliver this Subscription Agreement.

(r) Subscriber acknowledges and is aware of the following:

(i) The investment in the Shares is speculative and involves a high degree of risk of loss of the entire investment in the Company.

(ii) Certificates representing the Shares will carry substantially the following legend condition (in addition to any legends required under applicable state securities laws):

THE OFFER AND SALE OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “1933 ACT”) AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT PURSUANT TO (i) THE PROVISIONS OF REGULATION S, PROMULGATED UNDER THE 1933 ACT, (ii) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING THE OFFER, SALE OR OTHER TRANSFER OF SUCH SECURITIES OR (iii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.

KAL Energy Subscription Agreement Instructions - Feb 2008

(iii) There are substantial restrictions on the transferability of the Shares; Subscriber may not be able to take advantage of the provisions of Rule 144 adopted by the United States Securities and Exchange Commission under the Securities Act with respect to the resale of the Shares and accordingly may have to hold the Shares indefinitely, and it may not be possible for Subscriber to liquidate the investment in the Company.

(iv) No state or federal agency has made any finding or determination as to the fairness of the terms of the sale of the Shares or any recommendation or endorsement thereof.

(v) It never has been represented, guaranteed or warranted to Subscriber by the Company, its agents or employees or any other person, expressly or impliedly, any of the following:

(A) The approximate or exact length of time that Subscriber will be required to remain as owner of the Shares; or

(B) The profit or return, if any, to be realized by making an investment in the Company.

(s) Subscriber understands that the foregoing representations and warranties are to be relied upon by the Company as a basis for exemption of the sale of the Shares under the Securities Act, under the securities laws of all applicable states and for other purposes.

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive such date. If in any respect such representations and warranties shall not be true and accurate prior to the acceptance of the Subscription by the Company, Subscriber shall give notice of such fact to the Company by facsimile with written confirmation of receipt, specifying which representations and warranties are not true and accurate and the reasons therefor.

6. Registration Rights.

(a) Registration on Form SB-2.

(i) Within sixty (60) days from the date of the Closing, the Company shall use its best efforts to ensure that a registration statement on Form SB-2 (the “Form SB-2”) is filed with the SEC and that Subscriber’s Shares are included in such Registration Statement; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this paragraph 6(a): (A) if the Form SB-2 is not available for such offering by the Subscribers; or (B) if the Company shall furnish to Subscriber a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration under Form SB-2 to be effected at such time, in which event the Company shall have the right to defer the filing of the Form SB-2 or proportionally reduce the number of Shares included in such filing.

(ii) Subject to the foregoing, the Company shall use its best efforts to ensure that a registration statement covering the Shares is filed as soon as practicable after receipt of the request or requests of the Subscriber. If the Form SB-2 is not available for such offering by Subscriber, the Company shall use its best efforts to ensure that a registration statement on Form S-1 or other available form of registration statement is filed within one hundred twenty (120) days from the date of the Closing.

KAL Energy Subscription Agreement Instructions - Feb 2008

(b) “Piggy Back” Registration. If at any time prior to the filing of the Form SB-2 the Company shall determine to register under the Securities Act the offer and sale of any of its Shares (other than a registration relating solely to the sale of securities to participants in a Company employee benefits plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Shares or a registration in which the offer and sale of the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), it shall send to each Subscriber written notice of such determination and, if within fifteen (15) days after receipt of such notice, such Subscriber shall so request in writing, the Company shall use its best efforts to ensure that such registration statement includes all or any part of the Shares that such Subscriber requests to be registered. If the total amount of shares requested by Subscriber to be included in such offering exceeds the amount of securities that the managing underwriter determines in its sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including the Shares, which the managing underwriter determines in its sole discretion will not jeopardize the success of the offering (the securities so included to be (A) first, to the Company, and (B) among Subscribers of the Shares requesting to sell the Shares and to other Subscribers of Common Stock holding registration rights, pro rata among the selling shareholders according to the total amount of securities owned by each such shareholder); all of the Company’s selling shareholders, including Subscriber(s), shall not be reduced below 20% of the total number of securities to be provided in the registration. For purposes of the preceding parenthetical concerning apportionment, for any selling Subscriber which is a Subscriber of registrable Shares and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling shareholder”, and any pro rata reduction with respect to such “selling shareholder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling shareholder,” as defined in this sentence. If any Subscriber disapproves of the terms of such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter.

(c) Expenses. In the case of a registration under this Section 6, the Company shall bear all reasonable costs and expenses of such registration, including, but not limited to, SEC filing fees, “blue sky” fees and expenses, and all OTC Bulletin Board, stock exchange listing and qualification fees; provided, however, that the Company shall nave no obligation to pay or otherwise bear (i) any portion of the underwriter’s commissions or discounts attributable to the Shares being offered and sold by the Subscribers of the Shares, (ii) any stock transfer taxes, (iii) any fees of counsel for the selling Subscribers, or (iv) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun if the registration request is subsequently withdrawn at the request of the Subscribers initiating such registration (in which case, all Subscribers initiating such registration shall bear such expenses pro rata based upon the total number of Shares requested to be included therein by each such Subscriber.

(d) Transfer of Registration Rights. The registration rights of a Subscriber of Shares under this Section 6 may be transferred to any transferee provided that the transferor shall provide the Company with prompt written notice of such transfer. Notwithstanding the foregoing, the registration rights of a Subscriber under this Subscription Agreement may not be transferred to an entity, or a person controlled by, under common control with or controlling such entity, which is a direct competitor of the Company without the written consent of the Company.

(e) Termination of Registration Rights. The obligations of the Company to register any Subscriber’s registrable Shares pursuant to this Section 6 shall terminate at such time as all Shares held by and issuable to such Subscriber (and its affiliates, partners, former partners, members and former members) may be sold pursuant to Rule 144, or pursuant to Regulation S, during any ninety (90) day period.

KAL Energy Subscription Agreement Instructions - Feb 2008

7. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties made by the undersigned herein, and that the Company is relying on such representations and warranties in making the determination to accept or reject this Subscription. The undersigned hereby agrees to indemnify and hold harmless the Company and each employee and agent thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the undersigned contained in this Subscription Agreement.

8. Transferability. The undersigned agrees not to transfer or assign this Subscription Agreement, or any interest herein, unless in accordance with applicable federal and state securities laws.

9. No Revocation. The undersigned agrees that this Subscription Agreement and any agreement of the undersigned made hereunder is irrevocable, and that this Subscription Agreement shall survive the death or disability of the undersigned, except as provided below in Section 10.

10. Termination of Agreement. If this Subscription is rejected by the Company, then and only then shall this Subscription Agreement be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder, and the Company shall promptly return or cause to be returned to the undersigned this Subscription Agreement and the Purchase Price tendered hereunder.

11. Notices. All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, or delivered by facsimile with written confirmation of receipt to the undersigned at the address set forth below and to the Company at the address set forth on the cover hereof, or at such other place as the Company or the undersigned may designate by written notice to the other party.

12. Expenses. The undersigned will pay the undersigned’s own expenses relating to this Subscription Agreement, the ancillary documents attached hereto and the purchase of the Shares.

13. Amendments. Neither this Subscription Agreement nor any term hereof may be changed, waived, discharged or terminated orally but only with the written consent of the undersigned and the Company.

14. Counterparts; Facsimile. This Subscription Agreement may be executed in any number of counterparts and may be delivered by telecopy or facsimile, each of which shall be an original but all of which taken together shall constitute one Subscription Agreement.

15. Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law doctrine.

16. Obligations of Subscriber. Subscriber hereby acknowledges and agrees that the Subscription hereunder is irrevocable, that Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of such persons hereunder shall be joint and several and the representations, warranties, covenants, agreements and acknowledgments of Subscriber herein contained shall be deemed to be made by and be binding upon each such person and his or her respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

KAL Energy Subscription Agreement Instructions - Feb 2008

17. Severability. In case any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby.

18. Gender, Number and Headings. As used in this Subscription Agreement, the masculine gender will include the feminine and neuter, and vice versa, as the context so requires; and the singular number will include the plural, and vice versa, as the context so requires. As used in this Subscription Agreement, section and subsection headings are for convenience of reference only and shall not be used to modify, interpret, limit, expand or construe the terms of this Subscription Agreement.

19. Entire Agreement. This Subscription Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations, covenants or agreements except as specifically set forth herein or therein.

[Signature on following page.]

KAL Energy Subscription Agreement Instructions - Feb 2008

Signature Page

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement this _th day of _________, 2008.

A. Number of Shares for which Subscriber is subscribing:
B. Subscription Price: ( (A) multiplied by U.S.$0.15)	US$
C. Please INITIAL ALL categories applicable to you as an investor in the Company.
Initial	Category
(a) Subscriber IS NOT a “U.S. Person.”

(b) At the time the offer to purchase the Shares was originated, Subscriber WAS NOT inside the United States and IS NOT inside the United States as of the date of the Subscription and the delivery of this Agreement.

(c) Subscriber is purchasing the Shares for its own account and NOT on behalf of any U.S. Person and has no present intention of reselling the Shares into the United States. Subscriber HAS NOT pre-arranged a sale of the Shares to any U.S. Person. Subscriber WILL NOT use the Shares to cover short positions in the U.S. during the Restricted Period.

(d) Subscriber HAS NOT had within the past three years, any position, office, or other material relationship with the Company, or any of its predecessors or affiliates. If Subscriber has had such a relationship, please describe it below:

(e) Subscriber IS NOT a “broker-dealer” as defined in Section 3 of the Securities Exchange Act of 1934. If Subscriber IS a “broker-dealer,” Subscriber will be deemed an “underwriter” unless Subscriber obtained the Shares from the Company as compensation for investment banking services. Please describe below if Subscriber DID NOT receive the Shares as compensation for investment banking services:

(f) Subscriber IS NOT an affiliate of a “broker-dealer.” If Subscriber IS an affiliate of a “broker-dealer,” Subscriber will be deemed an “underwriter” unless Subscriber purchased the Shares in the ordinary course of business and at the time of purchase had no agreements or understandings, directly or indirectly, with any party to distribute the Shares. Please describe below if Subscriber DID NOT purchase the Shares in the ordinary course of business, or at the time of purchase HAS any agreements or understandings, directly or indirectly, with any party to distribute the Shares:

D. Type of Ownership
☑ Individual Ownership
☐ Joint Tenants with Right of Survivorship (both Tenants must sign)
☐ Husband and Wife as Community Property (both Spouses must sign)
☐ Tenants-in-Common (all Tenants must sign)
☐ A Married (Man) (Woman) as (His) (Her) Separate Property
☐ Corporation (Please affix corporate seal on signature section) ☐ Partnership ☐ Trust: ☐ Other:
E. Signatures
Subscriber Signatures
(Note: For Entity Subscribers, please identify the natural persons with power to vote or to dispose of the securities)

________________________________________________
Signature (and Capacity for Entity Subscribers)

________________________________________________
Signature (and Capacity for Entity Subscribers)
Subscriber Addresses Address: Mailing Address (if different to above):
ACCEPTED AS OF February ___, 2008: KAL ENERGY, INC., a Delaware corporation By: Jorge Nigaglioni Its: Chief Financial Officer

KAL Energy Subscription Agreement Instructions - Feb 2008

EXHIBIT A

“U.S. person” shall mean:

a.    any natural person resident in the United States;

b.    any partnership or corporation organized or incorporated under the laws of the United States;

c.    any estate of which any executor or administrator is a U.S. person;

d.    any trust of which the trustee is a U.S. person;

e.    any agency or branch of a foreign entity located in the United States;

f.    any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States;

g.    any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

h.    any partnership or corporation if:

i)    organized or incorporated under the laws of any foreign jurisdiction; and

ii)    formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts

“U.S. person” shall not include:

a.    any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

b.    any estate of which any professional fiduciary acting as executor or administrator is a U.S. person, if:

i)    an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

ii)    the estate is governed by foreign law;

c. any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

d.    an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

e.    any agency or branch of a U.S. person located outside the United States, if:

i)    the agency or branch operates for valid business reasons; and

ii)    the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

f.    the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

KAL Energy Subscription Agreement Instructions - Feb 2008